February 7, 2006

Via EDGAR and by Courier

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Attention:    Peggy Fisher

Assistant Director

Re:             Richardson Electronics, Ltd.

Registration Statement on Form S-1

Filed December 8, 2005

File No. 333-130219

Dear Ms. Fisher:

We are writing this letter on behalf of Richardson Electronics, Ltd. (the “Company” or “Richardson”) in response to the letter of the Staff of the Securities and Exchange Commission (the “Staff”) dated January 4, 2006 regarding the above-referenced filing.

This letter sets forth each comment of the Staff in the comment letter (numbered in accordance with the comment letter) and, following each comment, sets forth the Company’s response. We are enclosing a copy of the Pre-Effective Amendment No. 1 to the registration statement, together with copies which are marked to show the changes from the initial filing.

* * *

Bryan Cave LLP

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www.bryancave.com

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RELL0001

Peggy Fisher

Securities and Exchange Commission

February 7, 2006

Bryan Cave LLP

Prospectus Summary

Growth and Profitability Strategies, page 4

1.	Balance the disclosure under this caption by discussing your net losses in 2002, 2003, and 2005.

Response: The Company has revised the subsection of the “Summary” entitled “Growth and Profitability Strategies” to include disclosure on the Company’s net losses for fiscal years 2002, 2003 and 2005.

Recent Developments, page 5

2.	Update the disclosure throughout the filing to clarify whether you have redeemed the debentures referred to in the first paragraph.

Response: The Company has revised the disclosure throughout the amended registration statement to reflect that the Company redeemed all of its outstanding 7 1/4% convertible subordinated debentures due 2006 (the “7 1/4% debentures”) on December 30, 2005 and all of its outstanding 8 1/4% convertible senior subordinated debentures due 2006 (the “8  1/4% debentures”) on December 23, 2005.

The Offering, page 8

3.	We note your disclosure on page 9 that if you repurchase or redeem any portion of the principal amount of your 7 3/4% notes, holders of the 8% notes “may require” you to repurchase the same portion of the principal amount of the notes. Your disclosure on page 71, however, indicates that you “must make an offer to repurchase” the same portion of the principal amount of the notes. Please revise your Summary disclosure to clarify this obligation to make an offer to repurchase.

Response: Pursuant to Section 4.05 of the indenture governing the 8% convertible senior subordinated notes due 2011 (the “notes”), if the Company repurchases or redeems any portion of the principal amount of its 7 3/4% convertible senior subordinated notes due 2011 (the “7 3/4% notes”), it is required to make an offer to repurchase the notes, which the holders of the notes may elect to accept. In response to the Staff’s comment, we have revised the disclosure in “Summary - The Offering” on page 9 to match the language in “Description of the Notes - Mandatory Redemption” on page 74.

Ranking, page 10

4.	State the amount of indebtedness currently outstanding to which the 8% notes are subordinated.

Response: As of December 3, 2005, the notes were subordinate to $25,029,850 of indebtedness. The Company has revised the subsection of “Summary - The Offering” entitled “Ranking” to

RELL0002

Peggy Fisher

Securities and Exchange Commission

February 7, 2006

Bryan Cave LLP

include the amount of indebtedness outstanding to which the notes are subordinated as of December 3, 2005.

If we do not maintain effective internal controls over financial reporting...., page 14

5.	Please revise this risk factor to highlight that you have restated your financial statements as a result of your internal control deficiencies.

Response: The Company has revised the risk factor entitled “If we do not maintain effective internal controls over financial reporting…” to highlight that the Company has had to restate its financial statements as a result of its internal control deficiencies.

Risks Related to Owning Our Notes, page 20

6.	Please add a risk factor to explain the risks created by the legal limitations on the ability of beneficial owners to exercise the rights of note holders under the Global Note.

Response: The Company has considered adding a risk factor to explain the risks created by the legal limitations on the ability of beneficial owners to exercise the rights of note holders under the Global Note, and has concluded that, other than those risk factors disclosed on pages 21-22, the Company has no additional risk factors to disclose on this issue.

Management’s Discussion and Analysis, page 29

7.	Please provide us a complete list of countries in which you operate and have customers.

Response: The Company currently operates in the following countries: Australia, Barbados, Brazil, Canada, China, Colombia, Finland, France, Germany, Hong Kong, Israel, Italy, Japan, Mexico, the Netherlands, Peru, Singapore, South Korea, Spain, Sweden, Thailand, United Kingdom and United States.

In fiscal years 2005 and 2006, the Company recorded sales in the following countries: Albania, Algeria, Anguilla, Antigua, Argentina, Armenia, Aruba, Australia, Austria, Bahamas, Bangladesh, Barbados, Belarus, Belgium, Bermuda, Bolivia, Bosnia-Herce Govina, Brazil, Bulgaria, Cameroon, Canada, Cayman Islands, Chile, China, Colombia, Costa Rica, Croatia, Cyprus, Czech Republic, Denmark, Dominican Republic, Ecuador, Egypt, El Salvador, Estonia, Ethiopia, Fiji, Finland, France, French Guiana, Georgia, Germany, Greece, Guatemala, Haiti, Honduras, Hong Kong, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Jordan, Kampuchea, Kazakhstan, Kenya, Latvia, Lebanon, Liberia, Lithuania, Luxembourg, Macao, Macedonia, Malaysia, Malta, Martinique, Mauritius, Mexico, Morocco, Myanmar, Namibia, Nepal, the Netherlands, Netherlands Antilles, New Caledonia, New Zealand, Nicaragua, Nigeria, Norway, Pakistan, Panama, Papua New Guinea, Paraguay, Peru, Philippines, Poland, Portugal, Qatar, Romania, Russia, Saudi Arabia, Serbia and Montenegro, Seychelles, Singapore, Slovakia, Slovenia, South Africa, South Korea, Spain, Sri Lanka,

RELL0003

Peggy Fisher

Securities and Exchange Commission

February 7, 2006

Bryan Cave LLP

St. Lucia, Sweden, Switzerland, Taiwan, Tanzania, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, United Arab Emirates, United Kingdom, United States, Venezuela, Vietnam, Virgin Islands and Zambia.

Results of Operations, page 30

8.	Please revise your discussion to include an analysis of the reasons for significant changes in your revenues and expenses. For example, if your financial statements reflect materially higher revenues resulting from an increase in the volume of products sold when compared to a prior period, Management’s Discussion and Analysis should not only identify the increase in sales volume, but also should analyze the reasons underlying the increase in sales when the reasons are also material and determinable. Please refer to SEC Release No. 33-8350.

Response: The Company has revised its discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to include analysis of the reasons for the significant changes in its revenue and expenses.

9.	With respect to your income tax provision disclosures on pages 32 and 38, please tell us and revise to disclose the following:

•	On page 32, please disclose the nature and amount of the valuation allowance related to net operating losses that you recorded in the quarter ended September 5, 2005. Explain the nature and timing of the events that occurred during the quarter which caused you to increase the valuation reserve.

Response: For the quarters ended September 3, 2005 and December 3, 2005, the Company’s tax benefit related to certain losses was limited by the requirement for a valuation allowance that was determined in prior fiscal years under Statement of Financial Accounting Standard (SFAS) No. 109, Accounting for Income Taxes (“SFAS No. 109”). Both positive and negative evidence was considered in determining the need for a valuation allowance. In the U.S. and certain of the Company’s foreign subsidiaries, the Company had three consecutive years of losses, which the Company considers significant negative evidence that it is more likely than not that the tax benefit related to the deferred tax assets will not be realized. The increase in valuation allowance recorded for the six months ended December 3, 2005, was $2.2 million and increased the effective tax rate by 44.5%. The disclosure on page 35 has been adjusted accordingly in the amended registration statement.

•	We note on page 38 that “due to changes in the level of certainty regarding realization, a valuation allowance of approximately $12.3 million was established in fiscal 2005 to offset certain domestic deferred tax assets and domestic net operating loss carryforwards.” Please tell us and explain the nature and timing of the events that caused “changes in the level of certainty regarding realization.”

RELL0004

Peggy Fisher

Securities and Exchange Commission

February 7, 2006

Bryan Cave LLP

Response: Both positive and negative evidence was considered in determining the need for a valuation allowance.

Some examples of negative evidence which are listed in paragraph 23 of Statement 109 that were considered, but would not necessarily preclude recognition of a deferred tax asset (nonrecognition of a valuation allowance) include, but are not limited to:

•	A pretax loss for financial reporting purposes for the current or a recent preceding year;

•	A deficit in stockholders’ equity;

•	A history of operating loss or tax credit carryforwards expiring unused;

•	Losses expected in future years by a presently profitable entity;

•	Loss contingencies and other unsettled circumstances that could adversely affect future operations and profit levels in future years;

•	Brief carryback and carryforward periods; and

•	Cumulative losses in recent years.

Paragraph 24 of Statement 109 identifies the following examples of positive evidence that may support, but not ensure, recognition of a deferred tax asset.

•	A strong earnings history;

•	Existing contracts or firm sales backlog; and

•	An excess of appreciated value over the tax basis of net assets (net built-in gains).

As discussed in paragraph 103 of Statement 109, cumulative losses in recent years is a significant piece of negative evidence that is difficult to overcome. In situations where a cumulative loss for recent years exists, it will be difficult to overcome a conclusion that the deferred tax asset, net of the valuation allowance, should not exceed the amounts supported by carryback availability, if any, and offsetting taxable temporary differences. That is, it would be difficult to support a conclusion in that situation that expected taxable income from future operations (excluding reversal of existing temporary differences) justifies recognition of deferred tax assets.

In the U.S., the Company had three consecutive years of losses, which the Company considers to be significant negative evidence that it is more likely than not that the tax benefit related to the deferred tax assets will not be realized. The change in the level of certainty regarding realization occurred in the third year.

•	Please tell us and explain the nature of the significant components of the “certain” domestic deferred tax assets that were impacted by the increase in the valuation allowance and explain why they were impacted.

Response: The primary components of domestic deferred tax assets that were impacted by the increase in the valuation allowance were U.S. net operating losses and inventory valuation.

RELL0005

Peggy Fisher

Securities and Exchange Commission

February 7, 2006

Bryan Cave LLP

The Company has revised the disclosure on page 41 to explain the nature and reason that significant components of the domestic deferred tax assets were impacted by the increase in the valuation allowance.

•	Please note that a valuation allowance for deferred tax assets is not appropriate unless it is more likely than not that the asset will not be realized. We note that while you have established a significant valuation allowance for your deferred tax assets your disclosures regarding current and expected operating results appear inconsistent with management’s view regarding realization of the deferred tax asset. Please reconcile.

Response: As discussed in the first bullet point above, under SFAS No. 109, both positive and negative evidence needs to be considered in determining the need for a valuation allowance. In the U.S., the Company had three consecutive years of losses, which the Company considers significant negative evidence that it is more likely than not that the tax benefit related to the deferred tax assets will not be realized. In circumstances where it is determined that a company is in a recent cumulative loss position, it would be difficult to conclude that a valuation allowance for its deferred tax assets is not necessary. Because recent cumulative losses constitute significant negative evidence, positive evidence of equal or greater significance is needed at a minimum to overcome that negative evidence before a tax benefit is recognized for deductible temporary differences and loss carryforwards. In evaluating the positive evidence available, expectations as to future taxable income would rarely be sufficient to overcome the negative evidence of recent cumulative losses, even if supported by detailed forecasts and projections. In order to reverse the recorded valuation allowance, the Company would likely need to have positive cumulative earnings for the three-year period preceding the year of change. Therefore, the Company’s belief as to future earnings should not be used as an indicator in analyzing whether a valuation allowance established in a prior year can be removed or reduced.

•	Revise to discuss the tax contingency disclosed on page F-24, or tell us why you believe that disclosure in Management’s Discussion and Analysis is not required.

Response: The Company has revised the disclosure on pages 35 and 41-42 to discuss the tax contingency disclosed on page F-27.

•	Please tell us and disclose why you changed your determination of distribution with respect to approximately $12.9 million of your foreign subsidiaries earnings. For example, discuss the extent to which you have changed your specific plans with respect to reinvestment of earnings in certain subsidiaries and why you made this change. Please note that under paragraph 12 of APB 23 you should have sufficient evidence of specific plans to overcome the presumption that all undistributed earnings will be transferred to the parent if no income taxes are accrued.

RELL0006

Peggy Fisher

Securities and Exchange Commission

February 7, 2006

Bryan Cave LLP

Response: In fiscal 2005, based on the Company’s potential future plans regarding one of the Company’s subsidiaries, it was determined that approximately $12.9 million of that foreign subsidiaries’ earnings could no longer be considered permanently reinvested as these earnings may be distributed in future years. Undistributed earnings at all other foreign subsidiaries are considered permanently reinvested. The disclosure on page 41 has been adjusted accordingly.

Liquidity and Capital Resources, page 39

10.	Please revise to include a discussion and analysis of your financial condition and changes in financial condition for the periods included your financial statements. Your discussion and analysis of cash flows should not be a mere recitation of changes and other information evident to readers from the financial statements. The discussion and analysis should focus on material changes in operating, investing and financing cash flows, as depicted in the statement of cash flows, and the reasons underlying those changes. Please refer to SEC Release No. 33-8350.

Response: The Company has revised the subsection of “Management’s Discussion and Analysis of Financial Condition and Results of Operations” entitled “Liquidity and Capital Resources” to describe in greater detail the reason underlying the changes in operating, investing and financing cash flows.

Contractual Obligations and Commitments, page 41

11.	We note that the table only includes “certain” contractual obligations and “other commercial” commitments. Under Item 303(A)(5) of Regulation S-K, the table must include all of your known contractual obligations that fall within the specified categories of that item. For example, you must include purchase obligations as defined in that item. While you are not required to include the table for interim periods, you should disclose material changes outside the ordinary course of your business in the specified contractual obligations during any interim period.

Response: The Company has revised the Contractual Obligations table to include disclosure of the Company’s purchase obligations as defined under Item 303(A)(5) of Regulation S-K.

With respect to the Staff’s comment to disclose material changes outside the ordinary course of business during any interim period, the Company has included material changes, including the issuance of the notes on November 21, 2005, that occurred since May 28, 2005. The Company has updated the disclosure to reflect the redemption of all outstanding 7 1/4% debentures on December 30, 2005 and all outstanding 8 1/4% debentures on December 23, 2005.

RELL0007

Peggy Fisher

Securities and Exchange Commission

February 7, 2006

Bryan Cave LLP

Our Business, page 45

Principal Stockholders, page 65

12.	Please identify the individuals who beneficially own the shares held by the entities named in the table.

Response: The Company has revised the table under the section entitled “Principal Stockholders” to identify the individuals who beneficially own the shares held by DePrince, Race & Zollo, Inc. The other entities listed in this table that do not identify particular individuals have informed the Company that no individuals beneficially own the Company’s shares they hold.

Description of Certain Other Indebtedness, page 77

Amended and Restated Credit Agreement, page 80

13.	Please revise to disclose the “certain existing and future domestic” subsidiaries that guarantee your amended and restated credit agreement.

Response: The Company’s amended and restated credit agreement is guaranteed by the Company and its subsidiary, Richardson International, Inc. The Company has revised the subsection of “Description of Certain Other Indebtedness” entitled “Amended and Restated Credit Agreement” to include such specific information concerning the guarantors.

Selling Holders, page 94

14.	Please revise the table to identify the selling security holders, or tell us why you believe it is proper to omit that information.

Response: In accordance with Section 4(d) of the Resale Registration Rights Agreement, dated November 21, 2005, among the Company and the holders listed therein, the Company is not required to register the notes for resale without first receiving a completed questionnaire from the holders of such notes. When the Company originally filed the registration statement on December 8, 2005, it had received questionnaires from only two holders and, as a consequence, listed only two holders in the table included under “Selling Holders”. Since that time, the Company has received additional questionnaires and has consequently expanded the Selling Holder table in accordance with your comment. The Company now has received questionnaires from holders representing all of the outstanding notes.

15.

Tell us whether any of the selling holders are broker-dealers or affiliates of a broker-dealer. Any selling stockholder who is a broker-dealer must be identified in the prospectus as an underwriter, unless all of the securities being registered on behalf of that selling stockholder were received as underwriting compensation. In addition, each selling stockholder who is an affiliate of a broker-dealer must be identified in the

RELL0008

Peggy Fisher

Securities and Exchange Commission

February 7, 2006

Bryan Cave LLP

prospectus as an underwriter unless that selling stockholder is able to represent in the prospectus that:

a.	The selling stockholder purchased the shares being registered for resale in the ordinary course of business, and

b.	At the time of the purchase, the selling stockholder had no agreements or understandings, directly or indirectly, with any person to distribute the securities.

Please revise accordingly.

Response: As indicated in a holder questionnaire received by the Company after it initially filed the registration statement on December 8, 2005, one of the selling holders, Portside Growth and Opportunity Fund, is an affiliate of a registered broker-dealer. However, Portside Growth and Opportunity Fund has represented that it purchased the notes in the ordinary course of its business and that, at the time of its acquisition of the notes, it had no agreement or understanding, directly or indirectly, with any person to distribute the notes. The Company has included in footnote (8) to the “Selling Holders” table on page 98 disclosure of such representations by Portside Growth and Opportunity Fund.

Experts, page 98.

16.	The statement on page 99 that KPMG’s audit report on the effectiveness of internal control over financial reporting as of May 28, 2005 did not contain an adverse opinion appears inconsistent with the report on page F-2.

Response: The Company has reviewed the statements on page 102 and KPMG’s audit report on page F-2 and has revised the statements on page 102 to provide additional clarity concerning KPMG’s opinion on the effectiveness of the Company’s internal control over financial reporting.

Annual Financial Statements, page F-1

17.	Please update the financial statements and related information as required by Item 3-12 of Regulation S-X.

Response: The Company has updated the financial statements and related information as required by Item 3-12 of Regulation S-X. The amended registration statement includes interim financial statements for the quarter ended December 3, 2005. The Company will continue to monitor its need to update its financial statements, as required by Regulation S-X, Rule 3-12.

RELL0009

Peggy Fisher

Securities and Exchange Commission

February 7, 2006

Bryan Cave LLP

Note A. Significant Accounting Policies, page F-11

18.	Please revise to explain the nature and amount of each significant reclassification made to the prior years’ financial statements.

Response: In fiscal 2005, the Company reclassified customer cash discounts from selling, general and administrative expenses to net sales for fiscal 2004 and fiscal 2003. The reclassification was $246,000, or 0.05% of net sales, for fiscal 2004, and $136,000, or 0.03% of net sales, for fiscal 2003. The Company believes these amounts were inconsequential to the financial statements, and the disclosure is appropriate as filed.

The Company has revised the presentation of its financial statements in the amended registration statement by disclosing the intangible assets separately in the balance sheets for fiscal 2005 and fiscal 2004, disclosing gain (loss) on disposal of assets in operating income in the statement of operations for fiscal 2005, 2004, and 2003, and disclosing gain (loss) on disposal of assets in cash flow from operating activities for fiscal 2005, 2004, and 2003.

19.	In addition to being short-term, to meet the definition of a cash equivalent under SFAS 95, the investment should be highly liquid, readily convertible to known amounts of cash, and so near its maturity that it presents insignificant risk of changes in value because of changes in interest rates. See paragraph 8 of SFAS 95.

Response: The Company has revised Note A to reflect the definition of a cash equivalent under SFAS 95.

20.	Please respond to the following comments with respect to your revenue recognition policy on page F-14:

•	Please address whether or not you consider whether the sales price is fixed and determinable in your accounting for revenue recognition. Refer to SAB Topic 13.A.

Response: The Company has considered whether the sales price is fixed and determinable in light of the guidance provided in SAB Topic 13.A, and has determined that the sales price is fixed and determinable.

•	Please tell us why you qualify your revenue recognition policy with the use of the term “generally.” Please revise to disclose all methods of revenue recognition used by the company which resulted in a material amount of revenue recognized or deferred for any of the periods presented.

Response: The Company has confirmed that it does not use any method of revenue recognition other than the method described in “Note A – Significant Accounting Policies” in the “Notes to Consolidated Financial Statements”, and has revised such disclosure accordingly.

RELL00010

Peggy Fisher

Securities and Exchange Commission

February 7, 2006

Bryan Cave LLP

21.	Please respond to the following comments with respect to your earnings per share accounting policy and disclosure on page F-15:

•	We note that you have two classes of common stock. Please tell us and disclose how you applied EITF 03-6 and the two-class method in your computation of basic and diluted earnings per share.

Response: The Company has authorized 30,000,000 shares of common stock, 10,000,000 shares of Class B common stock, and 5,000,000 shares of preferred stock. The Class B common stock has ten votes per share. The Class B common stock has transferability restrictions; however, it may be converted into common stock on a one-for-one basis at any time. With respect to dividends and distributions, shares of common stock and Class B common stock rank equally and have the same rights, except that Class B common stock is limited to 90% of the amount of common stock cash dividends.

The Company has determined that, under Emerging Issues Task Force (EITF) Issue No. 03-6, “Participating Securities and the Two-Class Method under FASB Statement No. 128” (“EITF Issue No. 03-6”) a two-class method of computing earnings per share is required. According to the EITF Issue No. 03-6, the Company’s Class B common stock is considered a participating security requiring the use of the two-class method for the computation of basic and diluted earnings per share. The two-class computation method for each period reflects the cash dividends paid per share for each class of stock, plus the amount of allocated undistributed earnings per share computed using the participation percentage which reflects the dividend rights of each class of stock. The shares of Class B common stock are considered to be participating convertible securities since the shares of Class B common stock are convertible on a share-for-share basis into shares of common stock and may participate in dividends with common stock according to a predetermined formula (90% of the amount of common stock cash dividends). The Company has revised the calculation for basic and diluted earnings per share under the caption “Earnings per Share” for the twelve month periods ended May 28, 2005, May 29, 2004, and May 31, 2003 to reflect the application of EITF Issue No. 03-6 and was computed using the two-class method. In addition, the Company has revised the calculation for basic and diluted earnings per share for the three month period ended September 3, 2005, which has been disclosed in Footnote I on page F-48 of the Company’s Notes to Condensed Consolidated Financial Statements for the quarter ended December 3, 2005.

•	The amount of securities that could potentially dilute basic EPS in the future that were not included in the computation of diluted EPS because to do so would have been antidilutive for the periods presented. See paragraph 40(c) and Illustration 2 in Appendix C of SFAS 128.

Response: The Company has revised the disclosure/table under the caption “Earnings per Share” to disclose the number of common stock options outstanding that were not included

RELL00011

Peggy Fisher

Securities and Exchange Commission

February 7, 2006

Bryan Cave LLP

in the computation of diluted EPS because to do so would have been antidilutive for the periods presented.

Note F. Debt Financing, page F-20

22.	Please tell us how you have applied the guidance in EITF Issue 00-19 in evaluating whether the debt conversion feature for the 8% convertible senior subordinated notes due June 15, 2011 is an embedded derivative that you should separate from the debt host and account for at fair value under SFAS 133. Please include a reasonably detailed discussion of how you evaluated whether the agreement meets the definition of conventional convertible debt in paragraph 4 of EITF Issue 00-19. We note that the conversion price is subject to adjustment upon the occurrence of certain events including adjustments based upon your current stock price and the effective date of a change in control. As applicable, you should analyze the conversion feature under paragraphs 12-32 of EITF 00-19. In this regard, we note that your registration rights agreement requires you to file a registration statement that is declared effective by the SEC and to keep the registration statement continuously effective for a preset time period, or else you are required to pay certain liquidated damages. Discuss your consideration of whether these liquidating damages would result in liability classification under EITF 00-19. If true, you would be required to bifurcate the conversion feature from the debt host and account for the feature as a derivative liability with changes in fair value being recorded in the income statement. Additionally, we note that if you conclude that this is the appropriate accounting, you would not account for any beneficial conversion under EITFs 98-5 and 00-27.

Response: The Company evaluated the note for an embedded derivative under the guidance of SFAS 133. The debt conversion feature did not meet the definition of conventional convertible debt in paragraph 4 of EITF Issue 00-19, because the note can convert into a variable amount of shares depending on certain circumstances. In applying the provisions of SFAS 133 paragraph 11(a), the debt conversion feature was determined to be indexed to its own stock and classified in stockholders’ equity. Upon a conversion by the holder, the holder is entitled to only receive shares (no accrued interest or additional payment) - i.e., the conversion may always be settled in stock. After an analysis of the conversion feature under paragraphs 12-32 of EITF 00-19, it was determined that the debt conversion feature would be classified in stockholders’ equity. Therefore, the debt conversion feature was not required to be bifurcated from the note.

The Company entered into a resale registration rights agreement. The terms of the resale registration rights agreement are consistent with typical resale registration rights agreements in similar transactions in the convertible securities market. In the event that the Company must pay liquidated damages, the additional payment is modest (1%) and in effect only for the period where the Company is not in compliance. The potential liquidation damages could not amount to enough damages to require net-cash settlement of the notes. Therefore, the Company concluded that the resale registration rights agreement would not result in asset or liability classification. However, if the liquidation damages were probable and reasonably estimated, the Company would account for them in accordance with SFAS 5.

RELL00012

Peggy Fisher

Securities and Exchange Commission

February 7, 2006

Bryan Cave LLP

Under certain change of control transactions, the conversion ratio of the notes increases to compensate the holder for lost option value associated with the change of control. Because the Company may satisfy this provision purely in its own stock by increasing the conversion ratio of the notes, it does not create any additional cash liability for the Company. Further, the nature of the adjustment makes it possible for the Company to satisfy the obligation by issuing a finite number of additional shares. The requirement to increase the conversion ratio is not subject to any registration requirements on behalf of the Company.

After an evaluation of EITF 98-5, the Company determined there was one provision, which is considered a contingent beneficial conversion feature in accordance with paragraph 13. The notes allow for a reduction in the conversion price upon other shares or warrants being made available for less than the than current market value. The Company concluded that the contingent beneficial conversion feature could not be measured unless the provision occurred. Therefore, no further accounting was required.

23.	It appears the 8% convertible senior subordinated notes due June 15, 2011 may contain other embedded derivatives that you should evaluate under SFAS 133 and EITF Issue 00-19. Tell us how you evaluated the following:

•	If you effect an auto-conversion of the notes prior to December 20, 2008, you must make an additional payment equal to three full years of interest, less any interest actually paid or provided for prior to the conversion date. This additional payment may be paid in whole or in part in cash and/or through the issuance of common stock at your election. If you elect to pay the additional payment in common stock, the common stock will be valued at 97.5% of the average of the closing prices of the common stock for the 20 consecutive trading days ending on the third business day prior to the conversion date.

Response: Under certain circumstances, the Company may elect an auto-conversion of the notes. This is simply a variation of a provisional call (or soft call) feature that is common in similar transactions. In the event that the Company elects an auto-conversion during the first three years, it must make an additional payment equal to three years interest less any interest already paid. The additional payment may be made in cash, or stock, at the option of the Company. The important criteria in the Company’s evaluation is that the auto-conversion and obligation to make the additional payment is at the option of the Company (and not the holder) and may be paid in either cash or stock.

•

If you repurchase or redeem any portion of the principal amount of your 7 3/4% notes, holders of the 8% notes may require you to repurchase, for the same type of consideration offered to the holders of our 7 3/4% notes, the same portion of the principal amount of the notes. The repurchase price shall be equal to 100% of the principal amount of the notes plus accrued and unpaid interest; provided, that if the price at which you repurchase or redeem your 7 3/4% notes exceeds

RELL00013

Peggy Fisher

Securities and Exchange Commission

February 7, 2006

Bryan Cave LLP

100% of the principal amount thereof, then the repurchase price for the notes shall exceed 100% of the principal amount thereof by the same percentage.

Response: As stated in the response to bullet point number 1 above, it is entirely within the control of the Company whether it repurchases the 7 3/4% notes. It would be uneconomic for the Company to repurchase 7 3/4% notes while the 8% notes are outstanding because the 8% notes have a higher coupon and a higher conversion ratio (lower conversion price) making them more dilutive. As a result, the Company would likely repurchase the 8% notes before repurchasing 7 3/4% notes.

Please note that you should perform a thorough analysis of all the provisions of your convertible debt instrument in order to determine whether there are any provisions that may be embedded derivatives which should be bifurcated and accounted for separately as a derivative pursuant to SFAS 133. Please tell us all of the embedded derivatives you identified during your review of your debt agreement and how you evaluated each provision.

Response: The Company performed a thorough analysis of all the provisions of the notes and determined there was one embedded derivative related to the auto-conversion feature, prior to December 20, 2008, provided the Company’s stock price is 150% of the note conversion price. The Company utilized a binomial tree Monte Carlo simulation model to calculate the probability-weighted present value and, after assigning likelihood, placed a fair value on the embedded derivative. The Company has determined that the impact of the embedded derivative is approximately $140,000. The Company has determined that this is not material, and therefore, no disclosure is required.

24.	Please revise your disclosure to include all of the significant terms of the convertible debt agreements and the related registration rights agreements. For example, discuss any limits on the amount of common stock that may be used to repay the debt and any terms that may result in changes to the conversion price.

Response: The Company has considered the Staff’s comment and reviewed the disclosure in Note F and has concluded that the significant terms of the 7 3/4% notes, the notes and the related resale registration rights agreements are included in the existing disclosure and that no other terms were considered by the Company in evaluating whether the 7 3/4% notes or the notes included embedded derivatives.

25.	We note that the credit facility consists of various U.S. and foreign currency denominated facilities. Please respond to the following comments:

•	Please tell us and disclose with respect to each facility (a) the aggregate commitment amount, (b) the amount outstanding, (c) the amount available for borrowings, (d) the interest rate under the facility. Please include each of your facilities including the Canada facility, the Euro facility, the Japan facility, the Swedish Facility, the U.K. facility and the U.S. facility.

RELL00014

Peggy Fisher

Securities and Exchange Commission

February 7, 2006

Bryan Cave LLP

Response: The Company’s multi-currency revolving credit agreement consists of the following as of May 28, 2005 (in thousands):

	Capacity	Amount Outstanding	Weighted Average Interest Rate
US Facility	$70,000	$26,000	4.83%
Canada Facility	13,419	9,403	4.25%
Sweden Facility	8,727	8,727	3.60%
UK Facility	8,190	5,824	6.40%
Euro Facility	6,254	1,513	3.61%
Japan Facility	2,770	1,847	1.60%

Total	$109,360	$53,314	4.56%

Due to maximum permitted leverage ratios, the amount of the unused line cannot be calculated on a facility-by-facility basis.

The Company has revised Note F to disclose this specific information concerning each of the facilities under its amended and restated credit agreement.

•	Please clarify in the disclosure throughout your filing whether or not you have a Korea facility and/or a Swedish Krona facility.

Response: The Company has a Swedish facility, not a Korea facility. The disclosure on page 82 under “Description of Certain Other Indebtedness – Amended and Restated Credit Agreement” has been revised to reflect this fact.

•	Please tell us and disclose how you determined that the credit facility includes a commitment of $109 million since the facility consists of six sub-facilities denominated in various currencies.

Response: The Company’s commitment level under its amended and restated credit agreement has been approximately $109 million and varies based on foreign currency exchange rates at each balance sheet date. The Company has revised Note F to disclose how it determines that the credit facility includes a commitment of $109 million.

Note H. Lease Obligations, Other Commitments, and Contingency, page F-24

26.	Please revise to tell us and disclose the following related to the underpayment of taxes in foreign countries:

•	If the contingent liability relates to more than one country, please so state and clarify the extent/pervasiveness of the issue.

RELL00015

Peggy Fisher

Securities and Exchange Commission

February 7, 2006

Bryan Cave LLP

Response: The contingent liability relating to the possible underpayment of taxes in foreign countries relates to only one foreign country. The Company has revised the disclosure in Note H of the amended registration statement accordingly.

•	Disclose the month and year when you were informed by one of your foreign subsidiaries.

Response: The Company first became aware of the possible underpayment of taxes in a foreign country in May 2005. The Company has revised the disclosure in Note H to reflect this fact.

•	Disclose the periods (tax years) to which the contingent tax liability relates (or may relate).

Response: The potential exposure from the possible underpayment of taxes in a foreign country relates to tax years 2003 and 2004. The Company has revised the disclosure in Note H to reflect this fact.

•	Disclose when you began to investigate the matter. Summarize for us the steps you have taken in your investigation and the steps you will take to complete it. Disclose when you expect to complete your investigation.

Response: The Company began to investigate the possible underpayment of taxes in a foreign country in May 2005. A significant portion of the supporting documentation related to the financial statements for the foreign country in question was misplaced. Even though the Company’s financial reporting systems indicated that there was no unrecorded tax liability, the inability to present supporting documentation at the time of an audit may have exposed the Company to unnecessary tax liability. The Company hired an independent consultant to work with the Company to gather the necessary documentation for the periods in question. The investigation is expected to be completed prior to the fiscal year ending June 3, 2006. The Company has revised Note H to provide additional disclosure concerning its investigation into this foreign tax matter.

•	Disclose why you are not able to determine whether it is probable that an asset has been impaired or a liability incurred at the date of the financial statements and why you cannot reasonably estimate the amount of loss under paragraph 8 of SFAS 5.

Response: Due to the lack of supporting documentation, the Company could not determine whether the final result may be different that the amount recorded in its financial statements. Therefore, it was not possible to determine whether any exposure existed until the documentation gathering process is completed. The Company has revised Note H to disclose these facts.

•	Tell us the current status of this matter.

RELL00016

Peggy Fisher

Securities and Exchange Commission

February 7, 2006

Bryan Cave LLP

Response: In December 2005, the Company determined its income tax exposure for the tax year 2003 is less than $100,000. During the second quarter of fiscal 2006, the Company increased its income tax reserve for this potential exposure, and no additional exposure is anticipated with respect to the year 2003. The Company expects to complete its investigation for the tax year 2004 prior to the fiscal year ending June 3, 2006. As of February 7, 2006, for the tax year 2004, based on the conclusions reached for the tax year 2003, any material liability is considered to be remote and therefore, no liability with respect to the tax year 2004 has been recorded.

•	We note that as of August 26, 2005, you have “not developed or obtained specific and definitive information sufficient to reasonably confirm the existence of a tax liability, determine a reasonable range of a potential liability, or otherwise evaluate any exposure to the Company.” Paragraph 8 of SFAS 5 refers to information available prior to issuance of the financial statements which indicates that it is probable that an asset had been impaired or a liability had been incurred at the date of the financial statements. The language used in your disclosure may imply a higher level of certainty than is required by SFAS 5 through the use of terms such as “specific and definitive” information, “sufficient to reasonably confirm the existence” of a tax liability, determine a “reasonable” range of a “potential” liability, and “ultimate exposure” due to a lack of “sufficient” information.

Response: Based on the limited information available as of August 26, 2005 and September 3, 2005, the potential income tax liability could not be reasonably estimated. The Company has revised the disclosure in Note H to make it clear that the Company did not have the level of certainty required by SFAS 5 to determine that it is probable that a liability has been incurred at the date of the financial statements.

•	Please note that SFAS 5 refers to information that was “available” prior to issuance of the financial statements. That is, if the information was available and, if reviewed, would indicate that it is probable that an asset had been impaired or a liability had been incurred at the date of the financial statements, then you would record a loss under SFAS 5 if the amount is reasonably estimated.

Response: Based on the limited information available as of August 26, 2005, and September 3, 2005, the potential income tax liability could not be reasonably estimated. The Company has revised the disclosure in Note H accordingly.

Note I. Income Taxes, page F-24

27.	Please disclose the following:

•	The types of events that would cause your unrecognized deferred tax liability for temporary differences related to investments in foreign subsidiaries that are

RELL00017

Peggy Fisher

Securities and Exchange Commission

February 7, 2006

Bryan Cave LLP

essentially permanent in duration to become taxable and the amount of that liability, if determinable, or statement that determination of the amount is not practicable. See paragraph 44 of SFAS 109.

Response: See the sixth bullet point under Comment 9 above. The two major events that could result in the unrecognized deferred tax liability to become taxable would be: 1) the Company is not able to show a business purpose (use) for excess cash accumulation at the foreign entity level, or 2) the U.S. parent would require that dividends be made to fund the U.S. parent’s cash needs. Because of the current accounts receivable and loan receivable balance due from our foreign subsidiaries, any cash repatriation can be made in a non-taxable manner. Due to various tax attributes that are continually changing, it is not possible to determine what, if any, tax liability might exist if such earnings were to be repatriated. Note I has been adjusted accordingly.

•	Please tell us and disclose the nature and timing of the events that caused “changes in the level of certainty regarding realization.”

Response: See the first bullet point under Comment 9 above. The Company has revised Note I accordingly.

Note M. Litigation, page F-33

28.	We note that two customers of your German subsidiary have asserted separate claims against you in connection with their purchase of your transistors. We note your disclosure that you settled one of the claims in fiscal 2005, and the settlement amount was paid by your insurance carrier. We note that you filed a Form 8-K on January 4, 2006 wherein you disclosed that you settled the other claim on December 12, 2005, and the settlement amount was paid by your insurance carrier. Tell us and revise the notes to your annual and updated interim financial statements, as applicable, to discuss the amounts of the settlements, if and when you determined that you had obligations pursuant to SFAS 5, and how you accounted for the amounts paid by your insurance company(ies).

Response: The settlement payments made to two customers in connection with their claims against the Company’s German subsidiary were not material to the Company. Consequently, the Company does not believe that it is appropriate to revise the notes to its annual or interim financial statements to add further details concerning these settlement payments. Please refer to page 57 under the caption “Legal Proceedings” regarding these settlements.

Note O. Selected Quarterly Financial Data (Unaudited), page F-34

29.	We note that you recorded a net loss of $(18,665) in the third quarter of fiscal 2005. Revise to provide a discussion of the reason for the significant variance in net income (loss) from the other 2005 quarters as required by Item 302(a)(3) of Regulation S-K.

RELL00018

Peggy Fisher

Securities and Exchange Commission

February 7, 2006

Bryan Cave LLP

Response: In the third quarter of fiscal 2005, the Company recorded a $2.2 million restructuring charge to selling, general and administrative expenses as the Company terminated over 60 employees. In addition, the Company recorded incremental tax provisions of $13.1 million in fiscal 2005 to increase the valuation allowance related to the Company’s deferred tax assets in the U.S. ($12.3 million) and outside the U.S. ($0.8 million). The Company has revised the discussion in Note O to provide additional information relating to its net loss in the third quarter of fiscal 2005.

30.	Revise to disclose why certain amounts have been reclassified to conform to the fiscal 2005 presentation in accordance with Item 302(a)(2) of Regulation S-K.

Response: Customer cash discounts in fiscal 2003 and 2004 were reclassified from selling, general and administrative expenses to net sales to conform to the Company’s fiscal 2005 presentation. The Company has revised Note O to disclose why certain amounts have been reclassified.

Form 10-K for the Fiscal Year Ended May 28, 2005

Form 10-Q for the Fiscal Quarter Ended September 3, 2005

31.	To the extent that you amend the Form S-1 to make material changes to your disclosures, please consider whether you should also amend your Form 10-K for the fiscal year ended May 28, 2005 and/or subsequently filed Forms 10-Q.

Response: The Company has considered the Staff’s comments in light of the Company’s disclosure in its Annual Report on Form 10-K for the fiscal year ended May 28, 2005 and in its subsequently filed Quarterly Report on Form 10-Q for the quarter ended September 3, 2005. The Company will be amending both the Form 10-K and the Form 10-Q to correct the certifications required by Section 302(a) of the Sarbanes-Oxley Act of 2002 and Item 601(b)(31) of Regulation S-K by adding the omitted language. The Company will continue to assess its disclosure in its Form 10-K and Form 10-Q in light of future Staff comments on the Form S-1.

Exhibits 31.1 and 31.2

32.	We note that the certifications filed as Exhibits 31.1 and 31.2 to your Form 10-K for the fiscal year ended May 28, 2005 and Form 10-Q for the fiscal quarter ended September 3, 2005 were not in the proper form. The required certifications must be in the exact form prescribed; the wording of the required certifications may not be changed in any respect. Accordingly, please file amendments to your Form 10-K and Form 10-Q that include the entire filings together with the certifications of each of your current CEO and CFO in the form currently set forth in Item 601(b)(31) of Regulation S-K.

Response: The Company acknowledges the omission of certain required language in the certification of the Company’s chief executive officer and its chief financial officer required by required by Section 302(a) of the Sarbanes-Oxley Act of 2002 and Item 601(b)(31) of

RELL00019

Peggy Fisher

Securities and Exchange Commission

February 7, 2006

Bryan Cave LLP

Regulation S-K. As noted in the Company’s response to the Staff’s comment 31, the Company will be amending both the Form 10-K and the Form 10-Q to correct these certifications.

If you require any additional information on these issues, or if we can provide you with any other information which will facilitate your continued review of these filings, please advise us at your earliest convenience. You may reach me at 314-259-2438, or Todd M. Kaye at 314-259-2194, or either of us by fax at 314-259-2020.

Very truly yours,

/s/ C. BRENDAN JOHNSON
C. Brendan Johnson

cc:	Eduardo Aleman

Thomas Dyer

Kaitlin Tillan

Securities and Exchange Commission

David J. Gilmartin

David J. DeNeve

Richardson Electronics, Ltd.

Scott Hodes

Bryan Cave, LLP

RELL00020